SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

Filed by the registrant ☑
Filed by a party other than the registrant ☐
 Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Managed Portfolio Series
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (check the appropriate box):
	☑	No fee required.

	☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

TorrayResolute Small/Mid Cap Growth Fund
A Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
November 4, 2016
Dear Shareholder,
Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  We need your help with the upcoming special meeting of shareholders of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Fund.  The meeting will be held on November 14, 2016, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. local time.  For the reasons described below, we are asking shareholders of the Fund to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Torray LLC (“Torray”).  Shareholders will also be asked to approve any adjournments of the special meeting of shareholders needed to solicit additional proxies if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the proposal relating to the new investment advisory agreement between the Trust, on behalf of the Fund, and Torray.
As discussed in more detail in the enclosed proxy statement, the meeting is being called because of a change of control at TorrayResolute, LLC (“TorrayResolute”).  TorrayResolute had served as investment adviser to the Fund.  TorrayResolute was controlled by Montage Investments, LLC (“Montage”), which owned 60% of TorrayResolute and Torray, which owned the remaining 40% of TorrayResolute.  On October 31, 2016, Torray acquired Montage’s interests in TorrayResolute (the “Transaction”).  The Transaction resulted in the termination of the Fund’s existing advisory agreement with TorrayResolute.  In connection with the Transaction, it was proposed that Torray, as the sole owner of TorrayResolute, be appointed to serve as investment adviser to the Fund.  Accordingly, the Board of Trustees of the Trust has approved a new investment advisory agreement with Torray on behalf of the Fund.  In order for the new investment advisory agreement with Torray to take effect, shareholders of the Fund must also approve the investment advisory agreement.
The new investment advisory agreement with Torray will result in no changes to the Fund’s portfolio management personnel, and the Transaction is not expected to result in any change to the way the Fund is managed.  Additionally, the terms of the new investment advisory agreement with Torray are substantially similar to the terms of the Fund’s current investment advisory agreement with TorrayResolute with respect to services provided, and there will be no change to the advisory fee.
To avoid disruption to the Fund’s investment management program, the Board of Trustees of the Fund approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Torray.  The interim investment advisory agreement became effective upon consummation of the Transaction and provides that Torray will provide investment advisory services to the Fund on substantially the same terms and with the identical fee structures as the prior investment advisory agreement with TorrayResolute until shareholders of the Fund approve the new investment advisory agreement.  During the term of the interim investment advisory agreement, all investment advisory fees earned by Torray will be held in escrow at the Fund’s custodian pending approval of the new investment advisory agreement.
The question and answer section that follows discusses the proposals that shareholders approve the new investment advisory agreement and approve any adjournment of the special meeting of shareholders.  The proxy statement itself provides greater detail about the proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposals.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:
•	Mail: Complete and return the enclosed proxy card.
•	Telephone (live operator): Call the toll-free number shown on your proxy card.
•	In person: Attend the special shareholder meeting on November 14, 2016.
Thank you for your response and for your continued investment in the Fund.
Sincerely, James R. Arnold President of Managed Portfolio Series
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Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that requires a shareholder vote.
Q. Why am I receiving this proxy statement?
A.	We are sending this document to you for your use in connection with the solicitation of your vote to approve the new investment advisory agreement between Managed Portfolio Series (the “Trust”), on behalf of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”), and Torray LLC (“Torray”), a Delaware limited liability company (the “New Investment Advisory Agreement”). The investment advisory agreement between the Trust, on behalf of the Fund, and TorrayResolute, LLC (“TorrayResolute”) terminated on October 31, 2016 due to a change of control at TorrayResolute. TorrayResolute was controlled by Montage Investments, LLC (“Montage”) and Torray. Montage sold its interests in TorrayResolute to Torray on October 31, 2016 (the “Transaction”). Torray intends to dissolve TorrayResolute as a legal entity and serve as investment adviser to the Fund pursuant to the New Investment Advisory Agreement.
At a meeting of the Trust’s Board of Trustees (the “Board”) held on October 13, 2016, the Board approved the New Investment Advisory Agreement, subject to approval by the shareholders of the Fund.
Q.	What am I being asked to vote on?
A.	You are being asked to vote to approve (1) the New Investment Advisory Agreement between Torray and the Trust, on behalf of the Fund; and (2) any adjournments of the special meeting of shareholders needed from time to time to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or to approve Proposal 1.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the completion of the Transaction constituted an assignment and termination of the investment advisory agreement between TorrayResolute and the Trust, on behalf of the Fund.
Before the Transaction was completed, the Board approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust and Torray at a meeting held on October 13, 2016, pursuant to which Torray would manage the Fund after the Transaction.  Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement may remain in effect for up to 150 days in order to allow the Fund to seek shareholder approval of a new investment advisory agreement.  The terms of the Interim Investment Advisory Agreement are substantially similar to the terms of TorrayResolute’s investment advisory agreement with the Trust.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by Torray are held in an escrow account until shareholder approval of a new investment advisory agreement between Torray and the Trust, on behalf the Fund.  The Board also approved the New Investment Advisory Agreement with Torray to replace the Interim Investment Advisory Agreement at the in-person meeting held on October 13, 2016, subject to shareholder approval.

Accordingly, the Fund is seeking shareholder approval of the New Investment Advisory Agreement in order to replace the existing Interim Investment Advisory Agreement and to allow Torray to continue as the Fund’s investment adviser.  If Fund shareholders do not approve the New Investment Advisory Agreement with Torray, the Board will have to consider other alternatives for the Fund.

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Q.	How would this affect my account with the Fund?
A.	The change in investment advisers will not affect your account. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control at TorrayResolute. In addition, the Fund's original porfolio manager and investment team is expected to continue managing the Fund without interruption. The New Investment Advisory Agreement contains substantially similar terms as the prior investment advisory agreement with TorrayResolute and is discussed in more detail in the enclosed proxy statement. In addition, the personnel responsible for managing the Fund’s investments will not change.
Q.	How will the change in investment advisers affect the fees and expenses I pay as a shareholder of the Fund?
A.	The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transaction. The approval of the New Investment Advisory Agreement will not result in an increase in the Fund’s investment advisory fee and the Fund will not bear any portion of the costs associated with the Transaction.
Q.	How does the Trust’s Board of Trustees recommend that I vote?
A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.
Q.	Who is eligible to vote?
A.	Any person who owned shares of the Fund on the “record date,” which is October 14, 2016 (even if that person has since sold those shares).
Q.	Are there any material differences between the prior investment advisory agreement with TorrayResolute and the New Investment Advisory Agreement?
A.	No. There are no material differences between the prior investment advisory agreement with TorrayResolute and the New Investment Advisory Agreement, other than their effective dates.
Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Torray.
Q.	Why am I being asked to approve adjournments of the special meeting of shareholders to solicit additional proxies?
A.	It may become necessary from time to time to adjourn the meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the New Investment Advisory Agreement. If the proposal to approve adjournments of the meeting is approved and a quorum is not present at the meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the meeting in order to solicit additional proxies. Even if a quorum is present at the meeting, but there are insufficient votes to approve the New Investment Advisory Agreement, it is also expected that the holder of proxies will vote to authorize the adjournment of the meeting to solicit additional proxies.
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Q.	What vote is required to approve the proposals?
A.	Approval of the New Investment Advisory Agreement with Torray with respect to the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.
Q.	How can I cast my vote?
A.	You may vote in any of three ways:
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By mailing in your proxy card.

•	In person at the meeting in Milwaukee, Wisconsin on November 14, 2016.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

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IMPORTANT INFORMATION FOR SHAREHOLDERS
TorrayResolute Small/Mid Cap Growth Fund
A series of Managed Portfolio Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held November 14, 2016

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) on November 14, 2016, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.
The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:
1.	To approve a new investment advisory agreement between Torray LLC (“Torray”) and the Trust, on behalf of the Fund; and

2.
 To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposals.
Shareholders of record of the Fund at the close of business on the record date, October 14, 2016, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about November 4, 2016, to such shareholders of record.
By Order of the Board of Trustees, Jeanine M. Bajczyk Secretary of Managed Portfolio Series

Milwaukee, Wisconsin
 November 4, 2016
IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the telephone voting instructions found on the enclosed proxy card or to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

1

TorrayResolute Small/Mid Cap Growth Fund
A Series of Managed Portfolio Series
PROXY STATEMENT
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
 November 14, 2016

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) to be held on November 14, 2016 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Torray LLC (“Torray”) and to transact such other business as may be properly brought before the Special Meeting.
Shareholders of record at the close of business on the record date, established as October 14, 2016 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about November 4, 2016.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 14, 2016:
The Notice of Meeting, Proxy Statement and Proxy Card
 are available at https://www.proxyonline.com/docs/Torray2016
Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions at 800-848-3410.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.
For a free copy of the Fund’s annual report for the fiscal year ended December 31, 2015, or the most recent semi-annual report, please contact the Trust at 1-844-406-4960 or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF PROPOSAL 1
 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background
The Special Meeting is being called to consider a proposal necessitated by a change of control at TorrayResolute, LLC (“TorrayResolute”).  The investment advisory agreement between the Trust, on behalf of the Fund, and TorrayResolute terminated on October 31, 2016 due to a change of control at TorrayResolute.  TorrayResolute was controlled by Montage Investments, LLC (“Montage”) and Torray.  Montage sold its interests in TorrayResolute to Torray on October 31, 2016 (the “Transaction”).  Torray intends to dissolve TorrayResolute as a legal entity and serve as investment adviser to the Fund pursuant to a new investment advisory agreement (the “New Investment Advisory Agreement”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the terms of the advisory agreement between the Trust and TorrayResolute, on behalf of the Fund, the change of control resulted in a termination of the investment advisory agreement with TorrayResolute.  Therefore, it is necessary for shareholders of the Fund to approve a new investment advisory agreement for the Fund.
If the proposal regarding the approval of the New Investment Advisory Agreement is approved, Torray will serve as the adviser to the Fund for an initial two-year period from the effective date of the New Investment Advisory Agreement.  The change of control and dissolution of TorrayResolute will not have any material impact on Torray’s business or operations or the portfolio management of the Fund.
The form of the New Investment Advisory Agreement is attached as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Fund’s prior investment advisory agreement with respect to services provided by TorrayResolute and the advisory fee is identical.  The material terms of the New Investment Advisory Agreement and prior advisory agreement with TorrayResolute are compared below in “Terms of the Prior and New Investment Advisory Agreements.”
Information About the Fund
The Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  TorrayResolute was the Fund’s investment adviser prior to the consummation of the Transaction.  TorrayResolute’s principal office is located at 11300 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211.  Torray’s principal office is located at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814.   Quasar Distributors, LLC (“Quasar”) is the distributor of the Fund’s shares.  Quasar is located at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.
Information About Torray
Torray is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  As of September 30, 2016, Torray manages approximately $1.1 billion of client assets.  Torray provides investment management and advisory services to investment companies, individuals, charitable organizations and pension and profit sharing plans.  Torray is majority-owned by Torray Corp, a company controlled by Robert E. Torray and William M. Lane.  Nicholas Haffenreffer, portfolio manager of the Fund since its inception, is an affiliated person of Torray due to his ownership interest in Torray.

The following table sets forth the name, position and principal occupation of each current principal officer of Torray, each of whom can be located through Torray’s principal office location.
Name	Position/Principal Occupation
Robert E. Torray	Chairman and President, Partner
William M. Lane	Executive Vice President, Partner
Janet Gallagher	Chief Compliance Officer
Nicholas Haffenreffer	Vice President, Partner
Fred Fialco	Vice President, Partner
James Bailey	Analyst, Partner

Other than the Fund, Torray currently advises or sub-advises other registered funds with a similar investment objective as the Fund, as follows:

Fund	Net Assets Managed as of September 30, 2016	Annual Advisory or Subadvisory Fee Rate	Applicable Fee Waiver or Expense Reimbursement
Torray Fund (adviser)	$418 million	1.00%	None
Transamerica Concentrated Growth Fund (sub-adviser)	$256 million	0.25% of the first $150 million; 0.22% over $150 million up to $650 million; 0.20% over $650 million up to $1.5 billion; 0.175% in excess of $1.15 billion	None
Transamerica Torray Concentrated Growth VP (sub-adviser)	$217 million	0.25% of the first $150 million; 0.22% over $150 million up to $650 million; 0.20% over $650 million up to $1.5 billion; 0.175% in excess of $1.15 billion	None
Impact of the Transaction on the Fund’s Investment Advisory Agreement
Shareholders of the Fund are being asked to approve the New Investment Advisory Agreement.  The consummation of the Transaction constituted an “assignment” (as defined in the 1940 Act) of the Fund’s investment advisory agreement with TorrayResolute (the “Prior Investment Advisory Agreement”).  As required by the 1940 Act, the Prior Investment Advisory Agreement provided for its automatic termination in the event of its assignment.  Accordingly, the Prior Investment Advisory Agreement terminated upon the consummation of the Transaction.
If the shareholders of the Fund do not approve the New Investment Advisory Agreement, the Board will consider other alternatives to the New Investment Advisory Agreement, including the identification of a new investment adviser, or the possible liquidation of the Fund.  The Board will take such action as it deems in the best interests of shareholders of the Fund.

Legal Requirements in Approving the Interim and New Investment Advisory Agreement
To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of retaining Torray as the Fund’s investment adviser, as discussed more fully below, the Board approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Torray (the “Interim Investment Advisory Agreement”).  In doing so, the Board determined that it was prudent to act pursuant to the requirements of Rule 15a‑4 under the 1940 Act.  Under Rule 15a‑4, an adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement.

The Interim Investment Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) March 30, 2017, or (2) the approval by the Fund’s shareholders of the New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the advisory fees earned by Torray during this interim period will be held in an interest-bearing escrow account at the Fund’s custodian, U.S. Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Torray if Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement, then Torray will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

Section 15(f) the 1940 Act

Section 15(f) of the 1940 Act provides that, when a transaction, such as the change of control at TorrayResolute occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  In order to avoid an “unfair burden” on the Fund, Torray has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the Fund’s current expense limitations (the “Expense Cap”) through at least April 30, 2026.  Torray may request recoupment from the Fund of previously waived fees and paid Fund expenses made in the prior three fiscal years, subject to the Expense Cap in effect at the time of the waiver and payment and in effect at the time of recoupment. The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must be independent trustees.  Currently, the Board meets this 75% requirement and it is anticipated that it will continue to meet this requirement for the required three-year period.  The terms and conditions of the Expense Cap are identical to the terms and conditions of the expense limitation agreement that had been in place between TorrayResolute and the Trust, on behalf of the Fund, prior to the Transaction.

Terms of the Prior and New Investment Advisory Agreements
A copy of the New Investment Advisory Agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this proxy statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Prior Investment Advisory Agreement with respect to services provided by Torray and are identical with respect to the advisory fees.

The Prior Investment Advisory Agreement with TorrayResolute was most recently approved by the Board on February 17, 2016 and by the Fund’s initial shareholder on December 31, 2014.  For the purposes of this section, the “Adviser” constitutes both TorrayResolute under the Prior Investment Advisory Agreement and Torray under the New Investment Advisory Agreement.
Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund including: (i) furnishing the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) managing and overseeing the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) voting proxies for the Fund, filing ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and taking other actions on behalf of the Fund; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; and (v) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board.
Management Fee.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain identical fee structures.  Both agreements provide that the Adviser shall receive an investment advisory fee equal to 0.80% of the average daily net assets of the Fund.  As a result of the operating expenses limitation agreement between the Trust and TorrayResolute, TorrayResolute did not receive a management fee for either the fiscal year ended December 31, 2015 or the first six months of 2016.
Duration and Termination.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of the Fund.  Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to the Adviser; or (ii) by the Adviser on not less than 60 days’ written notice to the Fund.
Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Fund. The Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

The Fund is responsible for all of its own expenses, except for those specifically assigned to the Adviser under the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.
Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.
Board Approval and Recommendation
The Board approved the New Investment Advisory Agreement at a meeting held on October 13, 2016.  Prior to the meeting, the Board received and considered information from Torray and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Investment Advisory Agreement (“Support Materials”).  Before voting to approve the New Investment Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Investment Advisory Agreement.  This information formed the primary basis for the Board’s determinations.
In reaching its decision to approve the New Investment Advisory Agreement, the Board, with the assistance of the Trust’s legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following:  (1) the nature and quality of the services to be provided to the Fund by Torray; (2) the fact that the same portfolio manager has been responsible for the selection of investments for the Fund’s portfolio and its day-to-day investment management since the Fund’s inception and will continue managing the Fund under the New Investment Advisory Agreement; (3) the fact that the Transaction is not expected to affect the manner in which the portfolio manager provides investment advisory services to the Fund; (4) the fact that the fee structure under the New Investment Advisory Agreement would be identical to the fee structure under the Prior Investment Advisory Agreement and that Torray has agreed to continue the Fund's expense limitation agreement; (5) the fact that the advisory services under the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are substantially similar; and (6) other factors deemed relevant.

In approving the New Investment Advisory Agreement, the Board considered the following factors and made the following conclusions:
Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Torray would provide under the New Investment Advisory Agreement, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Torray effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the qualifications, experience and responsibilities of the portfolio manager to the Fund, who had been serving in that capacity since the Fund’s inception and was expected to continue to serve under the new agreement.  The Trustees also considered Torray’s resources and compliance structure, including information regarding its compliance program, its chief compliance officer and Torray’s compliance record and disaster recovery/business continuity plan.  The Trustees also considered Torray’s business plan.  The Trustees concluded that Torray has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.
Fund Historical Performance and the Overall Performance of Torray.  The Trustees also considered the short-term and longer-term performance of the Fund as managed by the current portfolio manager.  The Trustees noted that both the Institutional Class and Investor Class shares of the Fund outperformed one benchmark, the Russell 2500 Growth Return Index for the nine-month period ended September 30, 2016 but underperformed the Fund’s other benchmark, the Russell 2500 Total Return Index. The Trustees also noted that over the same time period the composite of similar accounts managed by the portfolio manager outperformed both of the Fund’s benchmarks. The Trustees also noted that the Fund trailed both of its benchmarks for the since inception period ended June 30, 2016, and that the Fund’s performance with regard to its Morningstar peer group was in the forty-seventh percentile for the one-year period ended June 30, 2016.  The Board recognized that the Fund’s relatively short operating history made it difficult to make meaningful assessments of performance results, but nonetheless concluded that the Fund had been well-managed and performance was reasonable.
Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund would pay to Torray under the New Investment Advisory Agreement, as well as TorrayResolute’s profitability from services that TorrayResolute rendered to the Fund during the one year period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on Torray’s compensation, noting that Torray had agreed to keep the expense limitation agreement in place through at least April 30, 2026.  The Board concluded that Torray has the financial resources to provide quality services to the Fund but that the relationship with the Fund was not expected to be profitable for Torray in the short-term.
Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s proposed advisory fee was only slightly higher than the average and median management fees reported for the benchmark category.  The Trustees further noted that, after fee waivers and expense reimbursements of the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class was higher than, the average and median total expenses of funds comprising the benchmark category. The Trustees also took into account that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Torray’s advisory fee was reasonable.

Economies of Scale.  Given the Fund’s current asset level and the Fund’s anticipated asset level following consummation of the Transaction, the Trustees did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.  The Trustees noted; however, that Torray had expressed a willingness to consider breakpoints on an annual basis as Fund assets grow.
Other Benefits to Torray.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees noted Torray does not intend to utilize soft dollar arrangements with respect to portfolio transactions and will not utilize affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Torray may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Torray will not receive additional material financial benefits from services rendered to the Fund.
Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Investment Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.
If the shareholders of the Fund do not approve the New Investment Advisory Agreement, the Board will consider other alternatives to the New Investment Advisory Agreement.  The Board will take such action as it deems in the best interests of shareholders of the Fund, which may include seeking exemptive relief from the SEC.
For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the New Investment Advisory Agreement with Torray.

DESCRIPTION OF PROPOSAL 2
 APPROVAL OF ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Fund’s governing documents.  Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares
Only shareholders of record at the close of business on October 14, 2016, the record date, will be entitled to notice of, and to vote at, the meeting.  Pursuant to the Trust’s Agreement and Declaration of Trust of Investor Class and Institutional Class shares of the Fund shall vote together as a single class.  On October 14, 2016, there were 2,123,242.678 shares of the Fund outstanding and entitled to vote.  There were 3,970.026 Investor Class shares outstanding and 2,119,272.652 Institutional Class shares outstanding.
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.  As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of either the Investor Class or Institutional Class shares of the Fund:
Name and Address	Number of Shares	Percentage of Class	Share Class
NFS LLC 200 Liberty Street New York, New York 10281	2,625.446	66.13%	Investor

William M Lane & Kathryn M Lane JTWROS 7501 Wisconsin Avenue Suite 750W Bethesda, Maryland 20814	1,000.000	25.19%	Investor

Wahid Umerani & Samina Umerani JTWROS 10289 Brittany Ct. Cupertino, California 95014	344.580	8.29%	Investor

NFS LLC 200 Liberty Street New York, New York 10281	2,010,431.240	94.86%	Institutional

VOTING INFORMATION

Who is Eligible To Vote
Shareholders of record of the Fund as of the close of business on October 14, 2016 (the “Record Date”), are entitled to vote at the meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on Proposal 1 to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund.  The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.
In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve Proposal 1 is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting, subject to approval of Proposal 2,  with respect to Proposal 1 from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.
Vote Required to Pass the Proposals
As provided under the 1940 Act, approval of the New Investment Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.
Proxies and Voting at the Meeting
Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the meeting and vote in person, please call 1-844-406-4960.

All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the meeting.  If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.
Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.
Method of Solicitation and Expenses
The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded. Any solicitation will be conducted by Torray and/or its affiliates.
The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Torray and/or its affiliates.  In addition to the solicitation by mail, officers and employees of Torray and /or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST Fund Solutions has been retained as proxy tabulator.
The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.  All such expenses will be borne by Torray and/or its affiliates.
Shareholder Proposals for Subsequent Meetings
The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their shareholders..

Dated: November 4, 2016
Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A
FORM OF NEW ADVISORY AGREEMENT

MANAGED PORTFOLIO SERIES
INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the [14th] day of November 2016, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Torray LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and
WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and
WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;
NOW, THEREFORE, the parties hereby agree as follows:
1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a) Delivery of Trust Documentation.  The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”).  The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c) The Adviser’s Representations.  The Adviser represents, warrants and agrees that:

(i)
  It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii)
  It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv)
  It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v)	It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi)
  It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii)
  It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

(viii)
  This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d) The Trust’s Representations.  The Trust represents, warrants and agrees that:

(i)	This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii)	It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and

(iii)
         This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties

(e)         Plenary authority of the Board of Trustees.  The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund.  Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund:  (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities.  The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliated persons of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(l) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a) With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members, affiliated persons, or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

(f) The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser  to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a) For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month.  If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month.  In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c) Any such reductions made by the Adviser in its fees and payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of three fiscal years following the end of the fiscal year in which such reduction and payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses in effect at both the time of the reduction and payment and at the time of reimbursement.  Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

(d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6. LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliated persons, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or a Fund, their respective affiliated persons, agents or employees.

(e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8. SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliated persons’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii)	any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv)	Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliated persons without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Adviser shall have the right, however, to disclose such Confidential Information to its affiliated persons’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(e) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”).  Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12. USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Torray LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Torray LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement.  The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliated persons and including with respect to other investment companies that have obtained consent to use of the Name or the Mark.  The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15. NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Torray LLC
7501 Wisconsin Avenue, Suite 750W
Bethesda, Maryland 20814

FUND:	Managed Portfolio Series
on behalf of the TorrayResolute Small/Mid Cap Growth Fund
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: Jeanine M. Bajczyk, Esq.

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”).  Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund.  The Adviser shall supervise and monitor the activities of each Sub-Adviser.  The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser.  In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21. MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: ______________________ Name: James R. Arnold Title: President and Principal Executive Officer

TORRAY LLC By:_______________________ Name: Nicholas C. Haffenreffer Title: Principal and Portfolio Manager

SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

TorrayResolute Small/Mid Cap Growth Fund	0.80%

TorrayResolute

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

MAIL your signed and voted proxy back in the postage paid envelope provided

By **PHONE** with a live operator when you call (800) 848-3410 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

TorrayResolute Small/Mid Cap Growth Fund

The undersigned, revoking prior proxies, hereby appoints Jeanine M. Bajczyk and James R. Arnold, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of the TorrayResolute Small/Mid Cap Growth Fund (the "Fund"), a series of Managed Portfolio Series (the "Trust"), to be held at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on November 14, 2016, at 1:00 p.m. local time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 848-3410. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The proxy statement is available online at: https://www.proxyonline.com/docs/Torray2016.pdf.

TorrayResolute Small/Mid Cap Growth Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees. Each of the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

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